Exhibit 10.3

EQUITY LIFESTYLE PROPERTIES, INC.
Shares of Common Stock

(Par Value $.01 Per Share)
EQUITY DISTRIBUTION AGREEMENT

Dated: May 4, 2015

i

Equity LifeStyle Properties, Inc.
(a Maryland corporation)

Common Stock
(Par Value $.01 Per Share)
EQUITY DISTRIBUTION AGREEMENT

May 4, 2015
SunTrust Robinson Humphrey, Inc.
3333 Peachtree Road NE,
Atlanta, Georgia 30326

Ladies and Gentlemen:
Equity LifeStyle Properties, Inc., a Maryland corporation (the “Company”), and MHC Operating Limited Partnership, an Illinois limited partnership (the “Operating Partnership,” and together with the Company, the “Transaction Entities”), each confirms its agreement (this “Agreement”) with SunTrust Robinson Humphrey, Inc. (“SunTrust”), as follows:
SECTION 1.    Description of Securities.

Each of the Transaction Entities agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, the Company may issue and sell through SunTrust, acting as agent and/or principal, shares (the “Securities”) of the Company’s common stock, par value $.01 per share (the “Common Stock”), having an aggregate offering price of up to $125,000,000 (the “Maximum Amount”). The Company agrees that if it determines that SunTrust will purchase any Securities on a principal basis, then it will enter into a separate underwriting or similar agreement in form and substance satisfactory to both the Company and SunTrust for such purchase. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 regarding the aggregate offering price of the Securities issued and sold under this Agreement shall be the sole responsibility of the Company, and SunTrust shall have no obligation in connection with such compliance. The issuance and sale of the Securities through SunTrust will be effected pursuant to the Registration Statement (as defined below) that was filed by the Company and became effective upon filing under Rule 462(e) (“Rule 462(e)”) under the Securities Act of 1933, as amended (collectively with the rules and regulations thereunder, the “Securities Act”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue the Securities.
The Company has filed, in accordance with the provisions of the Securities Act, with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3ASR (File No. 333-203753), including a base prospectus, relating to certain securities, including the Securities to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Securities dated May 4, 2015 (the “Prospectus Supplement”) to the base prospectus included as part of such automatic shelf registration statement. The Company will furnish to SunTrust, for use by SunTrust, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Securities. Except where the context otherwise requires, such automatic shelf registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”) or deemed to be a part of such automatic shelf registration statement pursuant to Rule 430B (the “Rule 430B Information”), is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).
The Transaction Entities have also entered into separate equity distribution agreements (collectively, the “Alternative Distribution Agreements”), dated as of even date herewith, with RBC Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC. (collectively, the “Alternative Agents” and together with SunTrust, the "Agents").  The aggregate offering price of the Securities that may be sold pursuant to this Agreement and the Alternative Distribution Agreements shall not exceed the Maximum Amount.
The Transaction Entities hereby reserve the right to issue and sell securities other than through or to the Agents during the term of this Agreement and any Alternative Distribution Agreement subject to the notice provision contained in Section 7(k) herein and therein.

SECTION 2.    Placements.

Each time that the Company wishes to issue and sell the Securities hereunder (each, a “Placement”), it will notify SunTrust by email notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Securities to be sold, which shall at a minimum include the maximum number of Securities to be issued (the “Placement Securities”), the time period during which sales are requested to be made, any limitation on the number of Securities that may be sold in one day and any minimum market price per share below which sales may not be made (a “Placement Notice”), a form of which containing such minimum sales parameters necessary is attached hereto as Exhibit A. The Placement Notice shall originate from any of the individuals from the Company set forth on Exhibit B (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from SunTrust set forth on Exhibit B, as such Exhibit B may be amended from time to time.
A Placement Notice shall not set forth a number of Placement Securities that, when added to the aggregate number of Securities previously sold and to be sold pursuant to pending Placement Notices (if any) hereunder and any Alternative Distribution Agreement results in an aggregate offering price of Securities that exceeds the Maximum Amount.
A Placement Notice shall be effective upon receipt and prompt confirmation by SunTrust, unless and until (i) the entire amount of the Placement Securities has been sold, (ii) the Company terminates the Placement Notice by email (or other method agreed to in writing by SunTrust) to all of the individuals from SunTrust set forth in Exhibit B, (iii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iv) this Agreement has been terminated under the provisions of Section 12 or (v) either party shall have suspended the sale of the Placement Securities in accordance with Section 4 below. The amount of any commission, discount or other compensation to be paid by the Company to SunTrust, when SunTrust is acting as agent, in connection with the sale of the Placement Securities shall be determined in accordance with the terms set forth in Exhibit C. The amount of any commission, discount or other compensation to be paid by the Company to SunTrust and the other terms and conditions, when SunTrust is acting as principal, in connection with the sale of the Placement Securities shall be as separately agreed among the parties hereto at the time of any such sales. It is expressly acknowledged and agreed that neither the Company nor SunTrust will have any obligation whatsoever with respect to a Placement or any Placement Securities unless and until the Company delivers a Placement Notice to SunTrust, receipt of which is promptly confirmed by SunTrust pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

    SECTION 3.    Sale of Placement Securities by SunTrust.

Subject to the provisions of Section 6(a), SunTrust, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Placement Securities in negotiated transactions or transactions that are deemed to be “at the market” offerings up to the amount specified in, and otherwise in accordance with the terms of, such Placement Notice. SunTrust will provide written confirmation to the Company no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Securities hereunder setting forth the number of Placement Securities sold on such day, the compensation payable by the Company to SunTrust pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by SunTrust (as set forth in Section 6(b)) from the gross proceeds that it receives from such sales. Subject to the terms of the Placement Notice, SunTrust may sell Placement Securities by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act (“Rule 415”), including without limitation sales made directly on the New York Stock Exchange, Inc. (the “NYSE”), on any other existing trading market for the Common Stock or to or through a market maker. Subject to the terms of the Placement Notice, SunTrust may also sell Placement Securities by any other method permitted by law, including but not limited to privately negotiated transactions. For the purposes hereof, “Trading Day” means any day on which common equity securities are purchased and sold on the principal market on which the Common Stock is listed or quoted.

SECTION 4.    Suspension of Sales. The Company or SunTrust may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Exhibit B, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Exhibit B), suspend any sale of Placement Securities under this Agreement; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement Securities sold hereunder prior to the receipt of such notice or any securities sold under an Alternative Distribution Agreement. Each of the parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals of the other party named on Exhibit B hereto, as such Exhibit may be amended from time to time.

SECTION 5.    Representations and Warranties.

(a)Representations and Warranties by the Transaction Entities. Each of the Transaction Entities, jointly and severally represents and warrants to SunTrust as of the date hereof and as of each Representation Date (as defined below) on which a certificate is required to be delivered pursuant to Section 7(o) of this Agreement, as of the time of each sale of any Securities pursuant to this Agreement (the “Applicable Time”) and as of each Settlement Date (as defined below), and agrees with SunTrust, as follows:

(1)The Company meets the requirements for use of Form S-3ASR under the Securities Act. The Original Registration Statement was filed by the Company with the Commission not earlier than three years prior to the date hereof. The Original Registration Statement became effective under the Securities Act upon filing with the Commission. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 under the Securities Act (“Rule 405”), and the Securities have been and remain eligible for registration by the Company on an automatic shelf registration statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened or contemplated by the Commission or the securities authority of any jurisdiction. Any request on the part of the Commission for additional information has been complied with.

At the respective times the Original Registration Statement and any post-effective amendments thereto became effective, at each deemed effective date with respect to SunTrust and the Securities pursuant to Rule 430B(f)(2) and at each Settlement Date, the Original Registration Statement and any amendments and supplements thereto complied, complies and will comply in all material respects with the requirements under the Securities Act, and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued or at each Settlement Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Any preliminary prospectus (including the base prospectus filed as part of the Original Registration Statement or any amendment thereto) complied when so filed in all material respects with the Securities Act and any such preliminary prospectus and the Prospectus delivered or made available to SunTrust for use in connection with the offering of any Securities was and will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
Each Issuer Free Writing Prospectus (as defined below), as of its issue date and as of the relevant Applicable Time and Settlement Date, or until any earlier date that the issuer notified or notifies SunTrust as described in Section 7(d) hereof, did not, does not and will not (i) include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified or (ii) when taken together with the Prospectus, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
The representations and warranties in the preceding three paragraphs shall not apply to statements in or omissions from the Original Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by SunTrust or any Alternative Agent expressly for use therein (that information being limited to that described in Section 10(b) hereof).
As used herein, “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Rule 433”), relating to the Securities (including any identified on Exhibit F hereto) that (i) is required to be filed with the Commission by the Company, or (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).
(2)The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements under the Exchange Act and, when read together with the other information in the Registration Statement and the Prospectus (a) at the time the Registration Statement became effective, (b) at each Applicable Time and (c) at each relevant Settlement Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(3)(A) At the effectiveness of the Original Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Securities Act, and (D) as of the execution of this Agreement, the Company was and is a “well-known seasoned issuer,” as defined in Rule 405.

(4)(A) At the effectiveness of the Original Registration Statement, (B) at the earliest time after the effectiveness of the Original Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (C) as of the execution of this Agreement (with such time of execution being used as the determination date for purposes of this clause (C)), the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(5)The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full power and authority (corporate and other) to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the operation of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), business, earnings, properties, assets or prospects of the Transaction Entities and each direct or indirect subsidiary of the Company, other than the Operating Partnership (each, a “Subsidiary” and collectively, the “Subsidiaries”), taken as a whole (“Material Adverse Effect”).

(6)The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Illinois, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the operation of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has full power and authority necessary to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement. Additionally, on each Settlement Date, the Company will contribute the Net Proceeds from the sale of the Securities to the Operating Partnership in exchange for a number of common units of limited partnership in the Operating Partnership (“OP Units”) equal to the number of Securities issued.

(7)Each direct or indirect significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Act) of the Company and the subsidiaries included on Exhibit 21 to the Company’s annual report on Form-10-K for the year ended December 31, 2014, other than the Operating Partnership (each, a “Significant Subsidiary” and collectively, the “Significant Subsidiaries”), has been duly formed and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, except where the failure to be in good standing would not have a Material Adverse Effect, and is duly qualified to do business as a foreign corporation, partnership or limited liability company in good standing in all other jurisdictions in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and were offered in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects; and except as described in the Registration Statement and the Prospectus, each Significant Subsidiary’s capital stock or other ownership interests are currently owned and will, at each Applicable Time and immediately following each Settlement Date, continue to be owned by the Company, directly or through subsidiaries, free and clear of any security interests, liens, mortgages, encumbrances, pledges, claims, defects or other restrictions of any kind (collectively, “Liens”), except where such Liens would not have a Material Adverse Effect. None of such equity interests were issued in violation of the preemptive or other similar rights of any securityholder of such Significant Subsidiary. Except as described in the Registration Statement and the Prospectus, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for equity interests or other securities of any Significant Subsidiary.

(8)The Company’s authorized capitalization is as set forth in the documents incorporated by reference in the Registration Statement and the Prospectus and has not changed except for subsequent issuances, if any, pursuant to this Agreement or the Alternative Distribution Agreements or pursuant to reservations, agreements or benefit plans referred to in the Registration Statement and the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus under the caption “Description of Common Stock;” the outstanding shares of Common stock are duly listed and admitted and authorized for trading on the NYSE and, at each Settlement Date, the Securities will have been approved for listing on the NYSE or any successor exchange thereto, subject to official notice of issuance; and, except as set forth in the Registration Statement and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

(9)The Securities to be issued pursuant to this Agreement and any Alternative Distribution Agreement and all outstanding shares of capital stock of the Company, including any restricted shares of Common Stock, have been duly and validly authorized. All outstanding shares of capital stock of the Company were validly issued, are fully paid and nonassessable and have been offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects. When the Securities to be issued and sold by the Company pursuant to this Agreement are issued, delivered and paid for in accordance with this Agreement on each Settlement Date, such Securities will have been validly issued, fully paid, nonassessable, and free and clear of all liens, will be offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects, and will conform, in all material respects, to the description thereof contained in the Registration Statement and the Prospectus; and the stockholders of the Company have no preemptive or other similar rights with respect to the Securities to be issued and sold by the Company. The certificates to be used to evidence the Securities will be in substantially the form filed as an exhibit to the Registration Statement and will, on each Settlement

Date, be in proper form and will comply in all material respects with all applicable legal requirements, the requirements of the charter and by-laws of the Company and the requirements of the NYSE.

(10)The outstanding OP Units have been duly authorized for issuance by the Operating Partnership, and are validly issued. The OP Units have been offered, issued and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws) in all material respects and conform to the description thereof contained in the Registration Statement and the Prospectus in all material respects. None of the OP Units were issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership. Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units or other securities of the Operating Partnership.

(11)The OP Units to be issued by the Operating Partnership to the Company in connection with the Company’s contribution of the Net Proceeds from the sale of the Securities to the Operating Partnership have been duly authorized for issuance by the Operating Partnership to the Company, and at each Settlement Date, will be validly issued and fully paid. Such OP Units will be exempt from registration or qualification under the Securities Act and applicable state securities laws. None of the OP Units will be issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership.

(12)Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings, other than the Alternative Distribution Agreements, between the Transaction Entities and any person that would give rise to a valid claim against the Transaction Entities or SunTrust for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement.

(13)Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.

(14)None of the Transaction Entities or the Subsidiaries (i) is in violation of its charter, declaration of trust, by-laws, certificate of formation, operating agreement or partnership agreement or similar organizational or governing documents, (ii) to the knowledge of the Company, is in default (whether with or without the giving of notice or passage of time or both) in the performance or observance of any obligation, agreement, term, covenant or condition contained in a contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, ground lease, development agreement, reciprocal easement agreement, deed restriction, utility agreement, management agreement or other agreement or instrument to which it is a party or by which it is bound, or to which any of the Properties (as hereinafter defined) or any of its other property or assets is subject (collectively, “Agreements and Instruments”), or (iii) to the knowledge of the Company, is in violation of any statute, law, ordinance, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority to which it or the Properties or any of its other properties or assets is subject, except, in the case of clauses (ii) and (iii), for such defaults or violations that would not have, individually or in the aggregate, a Material Adverse Effect.

(15)No consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be made or obtained by the Transaction Entities or the Subsidiaries in connection with the transactions contemplated by this Agreement or any Alternative Distribution Agreement, except such consents, approvals, authorizations, filings or orders (i) as have been obtained under the Securities Act, or (ii) as may be required by FINRA and under the state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by SunTrust or any Alternative Agent in the manner contemplated herein and in the Prospectus.

(16)Except as disclosed in the Prospectus, the execution, delivery and performance of this Agreement by the Transaction Entities party hereto and consummation of the transactions contemplated hereby do not and will not (whether with or without the giving of notice or passage of time or both) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or give rise to any right of termination, acceleration, cancellation, repurchase or redemption) or Repayment Event (as hereinafter defined) under, or result in the creation or imposition of a Lien (other than those described in the Registration Statement and the Prospectus) upon any of the properties or assets of any of the Transaction Entities or the Subsidiaries pursuant to, (i) any statute, law, rule, ordinance, regulation, judgment, order or decree of any court, domestic or foreign, regulatory body, administrative agency, governmental body, arbitrator or other authority, domestic or foreign, having jurisdiction over any of the Transaction Entities or the Subsidiaries or any of their properties or assets, (ii) any term, condition or provision of any Agreements or Instruments, or (iii) the charter, declaration of trust, by-laws, certificate of formation, operating agreement or partnership agreement or similar organizational or governing documents, as applicable, of any of the Transaction Entities or the Subsidiaries, except, in the case of clauses (i) and (ii), for such conflicts, breaches, violations, defaults, rights, Repayment Events or Liens that are disclosed in the Registration Statement and the Prospectus or as would not have, individually or in the aggregate, a Material Adverse Effect. The Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement. As used herein, “Repayment Event” means any event or condition which, without regard to compliance with any notice or other procedural requirements, gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any of the Transaction Entities or the Subsidiaries.

(17)This Agreement has been duly and validly authorized, executed and delivered by the Transaction Entities, and the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as the same has been or may be amended and/or restated from time to time (the “Operating Partnership Agreement”), has been duly and validly authorized, executed and delivered by the Transaction Entities party thereto; and each of this Agreement and the Operating Partnership Agreement, assuming due authorization, execution and delivery by the parties thereto (other than the Transaction Entities), is a valid and binding agreement of each of the Transaction Entities party thereto, enforceable against the Transaction Entities party thereto in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws relating to creditors’ rights and general principles of equity and except as rights to indemnify and contribution thereunder may be limited by applicable law or policies underlying such law.

(18)The Transaction Entities and the Subsidiaries possess all certificates, authorities, licenses, consents, approvals, permits and other authorizations (“Licenses”) issued by appropriate governmental agencies or bodies or third parties necessary to conduct the business now operated by them, are in compliance with the terms and conditions of all such Licenses, and have not received any notice of proceedings relating to the revocation or modification of any such Licenses except where the failure to possess any such License or to comply with any of its terms and conditions, or an adverse determination in any proceeding, would not, individually or in the aggregate, have a Material Adverse Effect.

(19)The consolidated financial statements of the Company and its subsidiaries included or incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly in all material respects the consolidated financial position of the Company at the dates indicated and the consolidated statements of operations, changes in stockholders’ equity and cash flows of the Company for the periods specified; and said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and subject to normal year-end adjustments in the case of any unaudited interim financial statements) and have been prepared on a consistent basis with the books and records of the Company. The supporting schedules included or incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included or incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included or incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus. The pro forma financial statements and the related notes thereto, if any, included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The statements of certain revenues and expenses of the properties acquired or proposed to be acquired, if any, included in, or incorporated by reference into, the Registration Statement and the Prospectus present fairly in all material respects the information set forth therein and have been prepared, in all material respects, in accordance with the applicable financial statement requirements of Rule 3-14 under the Exchange Act with respect to real estate operations acquired or to be acquired. No other historical or pro forma financial statements (or schedules) are required by the Securities Act or the Exchange Act to be included or incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus. All disclosures contained in the Registration Statement and the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language to the extent included or incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all materials respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(20)Ernst & Young LLP, who certified the financial statements, and supporting schedules and historical summaries of revenues and certain operating expenses for the properties related thereto included or incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus and delivered the initial letter referred to in Section 7(r) hereof, are independent registered certified public accountants as required by the Securities Act and the Exchange Act.

(21)The Company, beginning with its taxable year ended December 31, 1993 has been organized and operated, and as of each Applicable Time and Settlement Date, will continue to be organized and operated, in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code 1986, as amended (the “Code”), and the current and proposed method of operation of the Company, as described in the Registration Statement and the Prospectus, will permit the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for so long as the Board of Directors of the Company deems it in the best interests of the Company’s stockholders to remain so qualified for taxation as a REIT under the Code.

(22)All federal, state, local and foreign tax returns or valid extensions filed for, and reports required to be filed by any of the Transaction Entities or the Subsidiaries, in each case, to the extent material (“Returns”), have been timely filed (to the extent certain Returns were not timely filed, any delay has not had a Material Adverse Effect); all such Returns are true, correct and complete in all material respects; and all federal, state, county, local or foreign taxes, charges, fees, levies, fines, penalties or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipts, capital stock, disability, employment, pay-roll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any Governmental Authority (as defined hereafter) (including any interest and penalties (civil or criminal) on or additions to any such taxes and any expenses incurred in connection with the determination, settlement or litigation of any tax liability), in each case, to the extent material (“Taxes”), shown in such Returns or on assessments received by any of the Transaction Entities or the Subsidiaries or otherwise due and payable or claimed to be due and payable by any Governmental Authority, have been paid, except for any such tax, charge, fee, levy, fine, penalty or other assessment that (i) is currently being contested in good faith, (ii) would not have a Material Adverse Effect or (iii) is described in the Registration Statement and the Prospectus. None of the Transaction Entities or the Subsidiaries has requested any extension of time within which to file any Return, which Return has not since been filed within the extended time (to the extent any such Returns were not filed within the extended time, it has not had, and is not reasonably expected to have a Material Adverse Effect). None of the Transaction Entities or the Subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Returns that has had or is reasonably expected to have, a Material Adverse Effect. No audits or other administrative proceedings or court proceedings are presently pending or threatened against any of the Transaction Entities or the Subsidiaries with regard to any Taxes or Returns of any of the Transaction Entities or the Subsidiaries that has had or is reasonably expected to have, a Material Adverse Effect.

(23)Each of the Transaction Entities and the Subsidiaries has complied in all material respects with the provisions of the Code relating to the payment and withholding of Taxes, including, without limitation, the withholding and reporting requirements under Sections 1441 through 1446, 3401 through 3406, and 6041 and 6049 of the Code, as well as similar provisions under any other laws, and has, within the time and in the manner prescribed by law, withheld and paid over to the proper governmental authorities all material amounts required in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

(24)None of the Transaction Entities or the Subsidiaries (including any predecessor entities) has distributed, or prior to the completion of the distribution of the Securities, will distribute, any offering material in connection with the offering or sale of the Securities other than the Registration

Statement and the Prospectus and any other written materials consented to by SunTrust pursuant to Section 18 hereof).

(25)Each of the Transaction Entities and the Subsidiaries is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”) other than as would not reasonably be expected to have a Material Adverse Effect; no “reportable event” (as defined in Section 4043 of ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which any of the Transaction Entities would have any liability, other than as would not reasonably be expected to have a Material Adverse Effect; none of the Transaction Entities or the Subsidiaries has incurred or currently expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code, including the regulations and published interpretations thereunder other than as would not reasonably be expected to have a Material Adverse Effect; and each “pension plan” for which any of the Transaction Entities or the Subsidiaries would have any liability and that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not have, or reasonably be expected to have, a Material Adverse Effect.

(26)The assets of the Transaction Entities and the Subsidiaries do not constitute “plan assets” (within the meaning of Section 3(42) of ERISA) of an ERISA regulated employee benefit plan.

(27)(A) The Transaction Entities or the Subsidiaries or any other subsidiary or joint venture in which the Transaction Entities or any Subsidiary owns an interest, as the case may be, will have good and marketable fee simple title or leasehold title to all of the properties and other assets owned or leased by the Transaction Entities, the Subsidiaries or the applicable subsidiary or joint venture (the “Properties”), in each case, free and clear of all Liens, except as disclosed in the Registration Statement and the Prospectus or such as would not have, individually or in the aggregate, a Material Adverse Effect; (B) all Liens on or affecting the Properties that are required to be disclosed in the Registration Statement and the Prospectus are disclosed therein and none of the Transaction Entities or the Subsidiaries is in default under any such Lien except for such defaults that would not have, individually or in the aggregate, a Material Adverse Effect; (C) all of the leases and subleases material to the business of the Transaction Entities and the Subsidiaries, taken as a whole, and under which the Transaction Entities or any of the Subsidiaries hold properties described in the Registration Statement and the Prospectus, are in full force and effect, and none of the Transaction Entities or any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of any of the Transaction Entities or any Subsidiary under any of such leases or subleases, or affecting or questioning the rights of any of the Transaction Entities or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease; (D) except as disclosed in the Registration Statement and the Prospectus, none of the Transaction Entities or the Subsidiaries is in violation of any municipal, state or federal law, rule or regulation concerning the Properties or any part thereof which violation would have, individually or in the aggregate, a Material Adverse Effect; (E) except as disclosed in the Registration Statement and the Prospectus, each of the Properties complies with all applicable zoning laws, laws, ordinances, regulations, development agreements, reciprocal easement agreements, ground or airspace leases and deed restrictions or other covenants, except where the failure to comply would not have, individually or in the aggregate, a Material Adverse Effect or could not result in a forfeiture or reversion of title; and (F) except as disclosed in the Registration Statement and the Prospectus, none of the Transaction Entities or the Subsidiaries has received from any Governmental Authority any written notice of any condemnation of or zoning change materially affecting the Properties or any part thereof, and none of the Transaction Entities or the Subsidiaries knows of any such condemnation or zoning change which is threatened and which if consummated would have, individually or in the aggregate, a Material Adverse Effect.

(28)Each of the Transaction Entities and the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are generally deemed prudent and customary in the businesses in which they are or will be engaged as described in the Registration Statement and the Prospectus; all policies of insurance and fidelity or surety bonds insuring any of the Transaction Entities or the Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; each of the Transaction Entities and the Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; except as described in the Registration Statement and the Prospectus, there are no material claims by any of the Transaction Entities or the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and, except as disclosed in the Registration Statement and the Prospectus, none of the Transaction Entities or the Subsidiaries has been refused any insurance coverage sought or applied for; and none of the Transaction Entities or the Subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue to conduct its business as currently conducted or as proposed to be conducted in the Registration Statement and the Prospectus at a cost that would not have a Material Adverse Effect.

(29)Except as set forth in the Registration Statement and the Prospectus, the mortgages and deeds of trust securing indebtedness of any Transaction Entity or any Subsidiary and encumbering the Properties owned or leased by any of the Transaction Entities or the Subsidiaries are described in the Registration Statement and the Prospectus and are not convertible and none of the Transaction Entities, the Subsidiaries, or any person affiliated therewith holds a participating interest therein, and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property other than the Properties except as would not have a Material Adverse Effect.

(30)Except as otherwise disclosed in the Registration Statement and the Prospectus, (i) the Transaction Entities and the Subsidiaries and the Properties have been and are in compliance with, and none of the Transaction Entities or the Subsidiaries has any liability under, applicable Environmental Laws (as defined below except as would not, individually or in the aggregate, have a Material Adverse Effect), (ii) none of the Transaction Entities, the Subsidiaries, or, to the knowledge of the Transaction Entities, the prior owners or occupants of the Properties at any time or any other person or entity has at any time released (as such term is defined in Section 101(22) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601-9675 (“CERCLA”)) or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties or other assets owned by the Transaction Entities or the Subsidiaries, except for such releases or dispositions as would not be reasonably likely to cause the Transaction Entities or the Subsidiaries to incur material liability, (iii) the Transaction Entities do not intend to use the Properties or other assets owned by any of the Transaction Entities or the Subsidiaries or any subsequently acquired properties, other than in material compliance with applicable Environmental Laws, (iv) none of the Transaction Entities or the Subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters (including, but not limited to, groundwater and surface water) on, beneath or adjacent to the Properties, or onto lands or other assets owned by the Transaction Entities or the Subsidiaries from which Hazardous Materials might seep, flow or drain into such waters that would have a Material Adverse Effect, (v) none of the Transaction Entities or the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law or common law by any governmental or quasi-governmental body or any third party with respect to the Properties or other assets described in the Registration Statement and the Prospectus or arising out of the conduct of the Transaction Entities or the Subsidiaries, except for such claims that would not be reasonably likely to cause the Transaction Entities to incur material liability and (vi) neither the Properties nor any other assets currently owned by any of the Transaction Entities or the Subsidiaries is included or, to the best of the Transaction Entities’ and the Subsidiaries’ knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency (the “EPA”) or, to the best of the Transaction Entities’ and the Subsidiaries’ knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other applicable Environmental Law or issued by any other Governmental Authority. To the knowledge of the Transaction Entities and the Subsidiaries, there have been no and are no (i) aboveground or underground storage tanks, (ii) polychlorinated biphenyls (“PCBs”) or PCB-containing equipment, (iii) asbestos or asbestos containing materials, (iv) lead based paints, (v) dry-cleaning facilities, or (vi) wet lands, in each case in, on, under, or adjacent to any Property or other assets owned by the Transaction Entities or the Subsidiaries the existence of which has had a Material Adverse Effect.

As used herein, “Hazardous Material” shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any applicable federal, state or local environmental law, ordinance, statute, rule or regulation including, without limitation, CERCLA, the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §§5101-5128, the Solid Waste Disposal Act, as amended, 42 U.S.C. §§ 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001-11050, the Toxic Substances Control Act, 15 U.S.C. §§ 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136-136y, the Clean Air Act, 42 U.S.C. §§ 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. §§ 1251-1387, the Safe Drinking Water Act, 42 U.S.C. §§ 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. §§ 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to any of the foregoing (including environmental statutes not specifically defined herein) (individually, an “Environmental Law” and collectively, “Environmental Laws”) or by any federal, state or local governmental authority having or claiming jurisdiction over the Properties and other assets described in the Registration Statement and the Prospectus (a “Governmental Authority”).
(31)No labor problem or dispute with the employees of any of the Transaction Entities or the Subsidiaries exists or, to the knowledge of the Transaction Entities, is threatened or imminent, and the Transaction Entities are not aware of any existing or, to the knowledge of the Transaction Entities, imminent labor disturbance by the employees of any of their or their Subsidiaries’ principal suppliers, contractors or customers, that would have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement and the Prospectus.

(32)The Transaction Entities and the Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Transaction Entities’ business as now conducted or as proposed in the Registration Statement and the Prospectus to be conducted. Except as set forth in the Registration Statement and the Prospectus, (A) to the knowledge of the Company, there are no material rights of third parties to any such Intellectual Property, (B) to the knowledge of the Company, there is no material infringement by third parties of any such Intellectual Property, (C) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Transaction Entities’ rights in or to any such Intellectual Property, that would result, individually or in the aggregate, in a Material Adverse Effect, and the Transaction Entities are unaware of any facts which would form a reasonable basis for any such claim, (D) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, that would result, individually or in the aggregate, in a Material Adverse Effect, and the Transaction Entities are unaware of any facts which would form a reasonable basis for any such claim and (E) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Transaction Entities infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others, that would result, individually or in the aggregate, in a Material Adverse Effect, and the Transaction Entities are unaware of any other fact which would form a reasonable basis for any such claim.

(33)Except as disclosed in the Registration Statement and the Prospectus, there are no pending actions, suits or proceedings against or affecting any of the Transaction Entities, the Subsidiaries or any of the Properties or other assets that, if determined adversely to any of the Transaction Entities or the Subsidiaries, would have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or would materially and adversely affect the ability of the Transaction Entities to perform their obligations under this Agreement, or which are required under the Securities Act or the Exchange Act to be described in the Registration Statement or the Prospectus; and no such actions, suits or proceedings are, to the Transaction Entities’ knowledge, threatened or contemplated.

(34)Except as disclosed in the Registration Statement and the Prospectus, since the date of the latest audited financial statements included or incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, (A) there has been no Material Adverse Effect, (B) there have been no transactions entered into by any of the Transaction Entities or the Subsidiaries which are material with respect to the Transaction Entities and their Subsidiaries taken as a whole, (C) none of the Transaction Entities or the Subsidiaries has incurred any obligation or liability, direct, contingent or otherwise that is or would be material to the Transaction Entities and the Subsidiaries taken as a whole and (D) except for regular quarterly distributions there has been no dividend or distribution of any kind declared, paid or made by the Transaction Entities on any class of its capital stock or by the Operating Partnership or any of its subsidiaries with respect to its OP Units.

(35)None of the Transaction Entities nor any Subsidiary is or, after giving effect to the offering and sale of the Securities pursuant to this Agreement or any Alternative Distribution Agreement and the application of the net proceeds therefrom, none of the Transaction Entities will be, an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(36)There is no contract or other document to which any of the Transaction Entities or the Subsidiaries is a party that is required by the Securities Act or the Exchange Act to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

(37)No relationship, direct or indirect, exists between or among any of the Transaction Entities on the one hand, and the directors, officers or stockholders of the Transaction Entities on the other hand, which is required pursuant to the Securities Act or the Exchange Act to be described in the Registration Statement or the Prospectus which is not so described.

(38)Each of the Transaction Entities and the Subsidiaries (i) makes and keeps accurate books and records in all material respects and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with GAAP and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization, (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the interactive data in eXtensible Business Reporting Language to the extent included or incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rule and guidelines applicable thereto. Since the end of the Company’s most recent audited fiscal year, there has been (I) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (II) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(39)The operations of the Transaction Entities and the Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Transaction Entities or the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(40)None of the Transaction Entities, the Subsidiaries, or to the knowledge of the Transaction Entities, any director, officer, agent, employee, affiliate or representative of the Transaction Entities or any of the Subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (collectively, “Sanctions”), or located, organized or resident in a country or territory that is the subject of Sanctions. The Company will not, directly or indirectly, use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any of its subsidiaries, joint venture partners or other Persons, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(41)None of the Transaction Entities, the Subsidiaries, or to the knowledge of the Transaction Entities, any director, officer, agent, employee, affiliate or representative of the

Transaction Entities or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Transaction Entities and their respective subsidiaries have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(42)The Common Stock is an “actively traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(43)None of the Transaction Entities, the Subsidiaries or, to the knowledge of the Transaction Entities, their respective officers, directors, members or controlling persons has taken, or will take, directly or indirectly, any action designed to or that might reasonably be expected to result in a violation of Regulation M under the Exchange Act or cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

(44)Except as otherwise disclosed in the Registration Statement or the Prospectus, with respect to stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and the subsidiaries (the “Company Stock Plans”), (i) each Stock Option designated by the Company or the relevant subsidiary of the Company at the time of grant as an “incentive stock option” under Section 422 of the Code, so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company or the relevant subsidiary of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the NYSE and any other exchange on which the securities of the Company or the relevant subsidiary are traded, (iv) the per share exercise price of each Stock Option was equal to or greater than the fair market value of a share of Common Stock on the applicable Grant Date and (v) each such grant was properly accounted for in accordance with GAAP in the consolidated financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. Neither the Company nor any of the subsidiaries has knowingly granted, and there is no and has been no policy or practice of the Company or any of the subsidiaries of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release of other public announcement of material information regarding the Company or the subsidiaries or their results of operations or prospects.

(45)The Company intends to apply the Net Proceeds from the sale of the Securities substantially in accordance with the description set forth in the Prospectus under the heading “Use of Proceeds.”

(46)Throughout the period from its formation through the date hereof and as of each Applicable Time and each Settlement Date, each of the Operating Partnership and any other Subsidiary that is a partnership or a limited liability company has been properly classified either as a partnership or as an entity disregarded as separate from the Company for federal income tax purposes and is not a “publicly traded partnership” within the meaning of Section 7704(b) of the Code that is treated as an association taxable as a corporation for federal income tax purposes.

(47)Except as disclosed in the Registration Statement and the Prospectus, none of the Operating Partnership or the Subsidiaries are currently prohibited, directly or indirectly, from paying any distributions to the Company to the extent permitted by applicable law, from making any other distribution on the Operating Partnership’s partnership interests, or from repaying to the Company any loans or advances made by the Company to the Operating Partnership or any such Subsidiary.

(48)There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications, in each case, to the extent the Sarbanes-Oxley Act applies to the Company.

(49)None of the Transaction Entities has directed SunTrust to reserve shares for purchase by any director, officer or employee of any of the Transaction Entities or any third party.

(b)Certificates. Any certificate signed by any officer of the Company or the Operating Partnership and delivered to SunTrust or to counsel for SunTrust in connection with the offering of Securities as contemplated by this Agreement shall be deemed a representation and warranty by the Company and the Operating Partnership, as the case may be, to SunTrust as to the matters covered thereby.

SECTION 6.    Sale and Delivery to SunTrust; Settlement.

(a)Sale of Placement Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon SunTrust’s receipt and prompt confirmation of the terms of a Placement Notice and unless the sale of the Placement Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, SunTrust, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities in negotiated transactions or transactions that are deemed to be “at the market” offerings up to the amount specified in, and otherwise in accordance with the terms of, such Placement Notice. Each of the Transaction Entities acknowledges and agrees that (i) there can be no assurance that SunTrust will be successful in selling Placement Securities, (ii) SunTrust will incur no liability or obligation to the Transaction Entities or any other person or entity if it does not sell Placement Securities for any reason other than a failure by SunTrust to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities as required under this Section 6 and (iii) SunTrust shall be under no obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise agreed by SunTrust and the Transaction Entities pursuant to a separate agreement.

(b)Settlement of Placement Securities. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Securities will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Securities sold (the “Net Proceeds”) will be equal to the aggregate offering price received by SunTrust at which such Placement Securities were sold, after deduction for (i) SunTrust’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(c)Delivery of Placement Securities. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Securities being sold by crediting SunTrust’s or its designee’s account (provided SunTrust shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, SunTrust will deliver the related Net Proceeds in same day funds to an account designated by the Company prior to the Settlement Date. If the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Securities on a Settlement Date in accordance with the terms of this Agreement, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 10(a) and Section 10(e) hereto, it will (i) hold SunTrust harmless against any loss, liability, claim, damage, or expense whatsoever (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to SunTrust any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d)Denominations; Registration. The Securities shall be in such denominations and registered in such names as SunTrust may request in writing at least one full business day before the Settlement Date. The Company shall deliver the Securities, if any, through the facilities of The Depository Trust Company unless SunTrust shall otherwise instruct.

(e)Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Securities, if after giving effect to the sale of such Securities, the aggregate offering price of the Securities sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Securities under this Agreement and each of the Alternative Distribution Agreements, the Maximum Amount and (B) the amount available for offer and sale under the currently effective Registration Statement, (C) the amount authorized from time to time to be issued and sold under this Agreement by the Company and notified to SunTrust in writing. Under no circumstances shall the Company cause or request the offer or sale of any Securities pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company and notified to SunTrust in writing. Further, under no circumstances shall the aggregate offering price of Securities sold pursuant to this Agreement and the Alternative Distribution Agreements, including any separate underwriting or similar agreement covering principal transactions described in Section 1 of this Agreement, exceed the Maximum Amount.

(f)Limitations on Agents.  The Company agrees that any offer to sell, any solicitation of an offer to buy or any sales of Securities under this Agreement shall only be effected by or through only one of SunTrust or an Alternative Agent on any single given day, but in no event more than one, and the Company shall in no event request that SunTrust and one or more of the Alternative Agents sell Securities on the same day.

(g)Certain Blackout Periods. Notwithstanding any other provision of this Agreement, the Company shall not offer, sell or deliver, or request the offer or sale of, any Placement Securities and, by notice to SunTrust given by telephone (confirmed promptly by facsimile transmission or email), shall cancel any instructions for the offer or sale of any Securities, and SunTrust shall not be obligated to offer or sell any Securities, during any period in which the Company is in possession of material non-public information or except as provided in Section 6(h) below, at any time during the period commencing on the 7th business day prior to the time on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations for a fiscal period or periods (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files (a “Filing Time”) a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement.

(h)Filing of Earnings 8-K. If the Company wishes to offer, sell or deliver Securities at any time during the period from and including an Announcement Date through and including the time that is 24 hours after the corresponding Filing Time, the Company shall (i) prepare and deliver to SunTrust (with a copy to its counsel) a Current Report on Form 8-K which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections, similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to SunTrust, (ii) provide SunTrust with the officers’ certificate, opinions/letters of counsel and accountant’s letter called for by Sections 7(o), (p), (q) and (r) hereof; respectively, (iii) afford SunTrust the opportunity to conduct a due diligence review in accordance with Section 7(m) hereof and (iv) file such Earnings 8-K with the Commission, then the provisions of clause (iii) of Section 6(g) shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is 24 hours after the time that the relevant Earnings Announcement was first publicly released) through and including the time that is 24 hours after the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, opinions/letters of counsel and accountant’s letter pursuant to this Section 6(h) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions/letters of counsel and accountants’ letters as provided in Section 7 hereof and (B) this Section 6(h) shall in no way affect or limit the operation of the provisions of clauses (i) and (ii) of Section 6(g), which shall have independent application.

SECTION 7.    Covenants of the Transaction Entities. Each of the Transaction Entities covenants with SunTrust as follows:

(a)Registration Statement Amendments. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Securities is required to be delivered by SunTrust under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Company will notify SunTrust promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any comment letter from the Commission or any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information provided, however, if any such supplement to the Prospectus does not relate to the Placement Securities and no Placement Notice is pending, the Company may satisfy this Section 7(a)(i) by notifying SunTrust, of such supplement to the Prospectus no later than the close of business on the date of first use of such supplement; (ii) at any time during which a Placement Notice is pending, the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Placement Securities or a security convertible into Common Stock unless a copy thereof has been submitted to SunTrust within a reasonable period of time before the filing and SunTrust has not reasonably objected thereto and the Company will furnish to SunTrust at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iii) the Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) (without reliance on Rule 424(b)(8) under the Securities Act).

(b)Notice of Commission Stop Orders. The Company will advise SunTrust, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any other order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Placement Securities for offering or sale in any jurisdiction or of the loss or suspension of any exemption from any such qualification, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement or if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company will make every reasonable effort to prevent the issuance of any stop order, the suspension of any qualification of the Securities for offering or sale and any loss or suspension of any exemption from any such qualification, and if any such stop order is issued or any such suspension or loss occurs, to obtain the lifting thereof as soon as reasonably practicable.

(c)Delivery of Registration Statement and Prospectus. The Company will furnish to SunTrust and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated or deemed to be incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus, and any Issuer Free Writing Prospectuses, that are filed with the Commission during any period in which a Prospectus relating to the Placement Securities is required to be delivered under the Securities Act, in each case as soon as reasonably practicable and in such quantities and at such locations as SunTrust may from time to time reasonably request; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to SunTrust to the extent such document is available on EDGAR. The copies of the Registration Statement and the Prospectus and any supplements or amendments thereto furnished to SunTrust will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)Continued Compliance with Securities Laws. If at any time when a Prospectus is required by the Securities Act or the Exchange Act to be delivered in connection with a pending sale of the Placement Securities (including, without limitation, pursuant to Rule 172 under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for SunTrust or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act, the Company will promptly notify SunTrust to suspend the offering of Placement Securities during such period and the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to SunTrust such number of copies of such amendment or supplement as SunTrust may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus such Issuer Free Writing Prospectus conflicts with the information contained in the Registration Statement or the Prospectus or includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Company will promptly notify SunTrust to suspend the offering of Placement Securities during such period and the Company will, subject to Section 7(a) hereof, promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e)Blue Sky and Other Qualifications. The Company will use its commercially reasonable efforts, in cooperation with SunTrust, to qualify the Placement Securities for offering and sale, or to obtain an exemption for the Securities to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as SunTrust may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Placement Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Placement Securities have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Placement Securities.

(f)Rule 158. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to SunTrust the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(g)Use of Proceeds. The Company will use the Net Proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(h)Listing. During any period in which the Prospectus relating to the Placement Securities is required to be delivered by SunTrust under the Securities Act with respect to a pending sale of the Placement Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Placement Securities to be listed on the NYSE.

(i)Filings with the NYSE. The Company will timely file with the NYSE all material documents and notices required by the NYSE of companies that have or will issue securities that are traded on the NYSE.

(j)Reporting Requirements. The Company, during any period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

(k)Notice of Other Sales. During each period commencing on the date of each Placement Notice and ending after the close of business on the Settlement Date for the related transaction, the Company will not, without (i) giving SunTrust at least one (1) business days’ prior written notice specifying the date of such proposed sale and (ii) directing SunTrust to suspend activity under this Agreement for such period of time as requested by the Company, (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or lend or otherwise transfer or dispose of any Common Stock or securities convertible into or exchangeable or exercisable for such shares or (B) enter into any swap or other agreement or any transaction that transfers in whole or in part, directly or indirectly, any of the economic consequence of ownership of Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) the Common Stock to be offered and sold through SunTrust pursuant to this Agreement or any Alternative Distribution Agreement, (ii) the issuance of securities in connection with an acquisition, merger or sale or purchase of assets described in the Prospectus, (iii) Common Stock issuable or sold pursuant to the Company’s dividend reinvestment plan or stock purchase plan as it may be amended or replaced from time to time, or (iv) issuance, grant or sale of Common Stock, options to purchase Common Stock or Common Stock issuable upon the exercise of options or other equity awards pursuant to any stock option, stock bonus or other stock or compensatory plan or arrangement of the Company, including Common Stock issuable or sold upon redemption of OP Units of the Operating Partnership, provided such stock or compensatory plans or arrangements are disclosed in the Registration Statement and the Prospectus.

(l)Change of Circumstances. The Company will, at any time during a fiscal quarter in which the Company intends to tender a Placement Notice or sell Placement Securities, advise SunTrust promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to SunTrust pursuant to this Agreement.

(m)Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by SunTrust or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior officers, during regular business hours and at the Company’s principal offices, as SunTrust may reasonably request after consultation with the Company.

(n)Disclosure of Sales. The Company will disclose in its quarterly reports on Form 10-Q, in its annual report on Form 10-K and/or in a Current Report on Form 8-K, the number of Placement Securities sold through SunTrust and the Alternative Agents pursuant to this Agreement and the Alternative Distribution Agreements and the net proceeds received by the Company with respect to sales of Common Stock pursuant to this Agreement and the Alternative Distribution Agreements, together with any other information that the Company reasonably believes is required to comply with the Securities Act.

(o)Representation Dates; Certificates. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement and:

(1)	each time the Company:

(i)
files the Prospectus relating to the Securities or amends or supplements the Registration Statement or the Prospectus relating to the Securities by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Securities;

(ii)	files an Annual Report on Form 10-K under the Exchange Act;

(iii)	files a Quarterly Report on Form 10-Q under the Exchange Act; or

(iv)
files an Earnings 8-K or a report on Form 8-K containing amended financial information (other than an Earnings Announcement, to “furnish” information pursuant to Item 2.02 or 7.01 of Form 8-K under the Exchange Act); and

(2)
at any other time reasonably requested by SunTrust (each such date of filing of one or more of the documents referred to in clauses (1)(i) through (iv) and any time of request pursuant to this Section 7(o) shall be a “Representation Date”), the Company shall furnish SunTrust with a certificate, in the form attached hereto as Exhibit E as soon as practicable and in no event later than three (3) Trading Days after any Representation Date. The requirement to provide a certificate under this Section 7(o) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Securities following a Representation Date when the Company relied on such waiver and did not provide SunTrust with a certificate under this Section 7(o), then before the Company delivers the Placement Notice or SunTrust sells any Placement Securities, the Company shall provide SunTrust with a certificate, in the form attached hereto as Exhibit E, dated the date of the Placement Notice.
(p)Company Counsel Legal Opinion. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, as soon as practicable and in no event later than three (3) Trading Days after each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause to be furnished to SunTrust the written opinion of Clifford Chance US LLP (“Company Counsel”), or other counsel satisfactory to SunTrust, in form and substance reasonably satisfactory to SunTrust and its counsel, dated the date that the opinion is required to be delivered, substantially similar to the form attached hereto as Exhibit D, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, any such counsel may furnish SunTrust with a letter (a “Reliance Letter”) to the effect that SunTrust may rely on a prior opinion delivered under this Section 7(p) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date). In rendering such opinion, such counsel may rely as to matters of fact, to the extent it deems proper, on certificates of responsible officers of the Company or the general partner of the Operating Partnership and public officials. Such opinion shall also cover any amendments or supplements thereto.

In addition, Company Counsel shall state that, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, no facts have come to such counsel’s attention that have caused such counsel to believe that (i) the Registration Statement or any amendment thereto, at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus, or any amendment or supplement thereto, as of the date of such opinion, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, as to which such counsel need express no statement).
(q)Agent Counsel Legal Opinion. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, as soon as practicable and in no event later than three (3) Trading Days after each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, SunTrust shall have received a letter of Sidley Austin llp, counsel to SunTrust, dated the date that the opinion is required to be delivered, in customary form and substance satisfactory to SunTrust, and the Company shall have furnished to such counsel such documents as it reasonably requests for the purpose of enabling them to pass upon such matters.

(r)Comfort Letter. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, and as soon as practicable and in no event later than three (3) Trading Days after each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause its independent accountants to furnish SunTrust a letter (a “Comfort Letter”), dated the date the Comfort Letter is delivered, in form and substance reasonably satisfactory to SunTrust, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(s)Market Activities. The Transaction Entities will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) sell, bid for, or purchase the Securities to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Securities to be issued and sold pursuant to this Agreement other than SunTrust; provided, however, that the Company may bid for and purchase its Common Stock in accordance with Rule 10b-18 under the Exchange Act.

(t)Insurance. The Transaction Entities and the Subsidiaries shall use their commercially reasonable efforts to maintain, or cause to be maintained, insurance by insurers of recognized financial responsibility against such losses and risks and in such amounts as are generally deemed prudent and customary in the business in which each is or will be engaged.

(u)Investment Company Act. The Transaction Entities will conduct their affairs in such a manner so as to reasonably ensure that neither the Transaction Entities, nor any of the Subsidiaries will be or become, at any time prior to the termination of this Agreement, required to register as an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an investment company.

(v)Securities Act and Exchange Act. The Company will use its best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Securities as contemplated by the provisions hereof and the Prospectus.

(w)No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405) approved in advance in writing by the Company and SunTrust in its capacity as principal or agent hereunder, the Company (including its agents and representatives, other than SunTrust in its capacity as such) will not make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Securities to be sold by SunTrust as principal or agent hereunder.

(x)Sarbanes-Oxley Act. The Transaction Entities and the Subsidiaries shall comply in all material respects with all effective applicable provisions of the Sarbanes-Oxley Act.

(y)Regulation M. If the Company has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Common Stock, it shall promptly notify SunTrust and sales of the Placement Securities under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(z)REIT Treatment. The Company will use its best efforts to enable the Company to continue to meet the requirements for qualification and taxation as a “real estate investment trust” under the Code for each of its taxable years for so long as the Board of Directors deems it in the best interests of the Company’s securityholders to remain so qualified.

(aa)Renewal of Registration Statement. The date of this Agreement is not more than three years subsequent to the initial effective date of the Registration Statement (the “Renewal Date”). If, immediately prior to the third anniversary of the Renewal Date, this Agreement has not terminated and a prospectus is required to be delivered or made available by SunTrust under the Securities Act or the Exchange Act in connection with the sale of Securities, the Company will, prior to the Renewal Date, file, if it has not already done so, a new shelf registration statement or, if applicable, an automatic shelf registration statement relating to such Securities, and, if such registration statement is not an automatic shelf registration statement, will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Date, and will take all other reasonable actions necessary or appropriate to permit the public offer and sale of such Securities to continue as contemplated in the expired registration statement relating to such Securities. References herein to the “Registration Statement” shall include such new shelf registration statement or automatic shelf registration statement, as the case may be.

(ab)Rights to Refuse Purchase.  If, to the knowledge of the Company, all filings required by Rule 424 under the Securities Act in connection with the offering of the Securities shall not have been made or the representations and warranties of the Company and the Operating Partnership in Section 5 hereof shall not be true and correct on any applicable Settlement Date, the Company will offer to any person who has agreed to purchase Securities from the Company as a result of an offer to purchase solicited by SunTrust the right to refuse to purchase and pay for such Securities.

SECTION 8.    Payment of Expenses.

(a)Expenses. The Company agrees to pay the costs, expenses and fees relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prospectus, any Permitted Free Writing Prospectus and all amendments or supplements to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Placement Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Placement Securities to SunTrust, including any stamp or transfer taxes in connection with the original issuance and sale of the Placement Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum or any supplement thereto and all other agreements or documents printed (or reproduced) and delivered, if any, in connection with the offering of the Placement Securities; (v) the registration of the Placement Securities under the Exchange Act and the listing of the Placement Securities on NYSE; (vi) any registration or qualification of the Placement Securities for offer and sale under the securities or blue sky laws of the jurisdictions referenced in Section 7(e) hereof (including filing fees and the reasonable fees and expenses of counsel for SunTrust relating to such registration and qualification); (vii) any filings required to be made with the Financial Industry Regulatory Authority, Inc. (“FINRA”) (including filing fees and the reasonable fees and expenses of counsel for SunTrust relating to such filings); (viii) the fees and expenses of the Company’s accountants, counsel (including local and special counsel) and transfer agent and registrar; (ix) any travel expenses of the officers and employees of the Transaction Entities and any other expenses of the Transaction Entities in connection with attending or hosting meetings with prospective purchasers of the Placement Securities; (x) all other costs and expenses incident to the performance by the Transaction Entities of their obligations hereunder; and (xi) if Securities having an aggregate offering price of $25,000,000 or more have not been offered and sold under this Agreement by the first anniversary of this Agreement (or such earlier date at which the Company terminates this Agreement) (the “Determination Date”), the Company shall reimburse SunTrust for all of its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel incurred by SunTrust in connection with the transactions contemplated by this Agreement (the “Expenses”); The Expenses shall be due and payable by the Company within five (5) business days of the Determination Date.

(b)Termination of Agreement. If this Agreement is terminated by SunTrust in accordance with the provisions of Section 9 or Section 12(a)(i) (solely with respect to trading of the Company’s Common Stock) or (iv) hereof, the Company shall reimburse SunTrust for all of its out‑of‑pocket expenses, including the reasonable fees and disbursements of counsel for SunTrust.

SECTION 9.    Conditions of SunTrust’s Obligations. The obligations of SunTrust hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties of the Company and the Operating Partnership contained in this Agreement or in certificates of any officer of the Transaction Entities or any Subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)Effectiveness of Registration Statement; Payment of Filing Fee. The Registration Statement shall have become effective and shall be available for (i) all sales of Placement Securities issued pursuant to all prior Placement Notices and (ii) the sale of all Placement Securities contemplated to be issued by any Placement Notice. The Company shall have paid the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of the Prospectus).

(b)No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company or any of the Subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus and any Issuer Free Writing Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)Material Changes. Except as contemplated by the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any Material Adverse Effect.

(d)Opinion of Counsel for Company. SunTrust shall have received the favorable opinion of Company Counsel, required to be delivered pursuant to Section 7(p) on or before the date on which such delivery of such opinion is required pursuant to Section 7(p).

(e)Opinion of Counsel for SunTrust. SunTrust shall have received the favorable opinion of Sidley Austin llp required to be delivered pursuant to Section 7(q) on or before the date on which the delivery of such opinion is required pursuant to Section 7(q).

(f)Representation Certificate. SunTrust shall have received the certificate required to be delivered pursuant to Section 7(o) on or before the date on which delivery of such certificate is required pursuant to Section 7(o).3

(g)Accountant’s Comfort Letter. SunTrust shall have received the Comfort Letter required to be delivered pursuant Section 7(r) on or before the date on which such delivery of such Comfort Letter is required pursuant to Section 7(r).

(h)Approval for Listing. The Placement Securities shall either have been (i) approved for listing on the NYSE, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Securities on the NYSE at, or prior to, the issuance of any Placement Notice.

(i)No Suspension. Trading in the Common Stock shall not have been suspended on the NYSE.

(j)Additional Documents. On each date on which the Company is required to deliver a certificate pursuant to Section 7(o), counsel for SunTrust shall have been furnished with such documents and opinions as they may reasonably request for the purpose of enabling them to deliver the opinion herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement.

(k)Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424 under the Securities Act.

(l)Termination of Agreement. If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by SunTrust by written notice to the Company to each of the individuals set forth on Exhibit B, and such termination shall be without liability of any party to any other party except as provided in Section 8 hereof and except that, in the case of any termination of this Agreement, Sections 5, 10, 11 and 19 hereof shall survive such termination and remain in full force and effect.

SECTION 10.    Indemnification.

(a)Each of the Transaction Entities agrees, jointly and severally, to indemnify and hold harmless SunTrust, the directors, officers, employees and agents of the SunTrust, each person who controls SunTrust within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of SunTrust within the meaning of Rule 405 (i) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment to the Registration Statement, any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein (other than with respect to the Registration Statement or any amendment thereto, in light of the circumstances under which they were made) or necessary to make the statements therein not misleading, (ii) against any and all loss, claim, damage, liability and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 10(d) below) any such settlement is effected with the written consent of the Company) and (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by SunTrust), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) of this Section 10(a); provided, however, none of the Transaction Entities will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of SunTrust or any Alternative Agent specifically for inclusion therein (that information being limited to that described in the last sentence of Section 10(b) hereof). This indemnity agreement will be in addition to any liability which any Transaction Entities may otherwise have.

(b)SunTrust agrees to indemnify and hold harmless each of the Transaction Entities and each of the Company’s directors and each of the Company’s officers who signed the Registration Statement, each person who controls the Transaction Entities within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of the Transaction Entities within the meaning of Rule 405 to the same extent as the foregoing indemnity from the Transaction Entities to SunTrust, but only with reference to written information relating to SunTrust furnished to the Company by or on behalf of SunTrust specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which SunTrust may otherwise have. The Company acknowledges that the statements set forth in the seventh paragraph under the caption “Plan of Distribution” beginning on page

S-8 of the Prospectus Supplement constitute the only information furnished in writing by or on behalf of SunTrust for inclusion in the Prospectus.

(c)Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above to the extent it is not materially prejudiced thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, which consent shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 10(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)In the event that the indemnity provided in paragraph (a) or (b) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Transaction Entities and SunTrust agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively, “Losses”) to which the Transaction Entities and SunTrust may be subject in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and by SunTrust on the other from the offering of the Securities; provided, however, that in no case shall SunTrust be responsible for any amount in excess of the discount or commission applicable to the Securities distributed by SunTrust hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Transaction Entities and SunTrust severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits, but also the relative fault of the Transaction Entities on the one hand and of SunTrust on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Transaction Entities shall be deemed to be equal to the total net proceeds from the offering of the Securities (before deducting expenses) received by it; and benefits received by SunTrust shall be deemed to be equal to the total discounts and commissions received by it under this Agreement. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Transaction Entities on the one hand or SunTrust on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Transaction Entities and SunTrust agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act ) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls SunTrust within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each affiliate of SunTrust within the meaning of Rule 405 and each director, officer, employee and agent of SunTrust shall have the same rights to contribution as SunTrust, and each person who controls the Transaction Entities within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each affiliate of the Transaction Entities within the meaning of Rule 405, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Transaction Entities subject in each case to the applicable terms and conditions of this paragraph (e).

SECTION 11.    Representations and Indemnities to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Transaction Entities or any officer or representative of any of the Transaction Entities and of SunTrust set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of SunTrust or the Transaction Entities or any of their respective officers, directors, employees, agents or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the Securities.

SECTION 12.    Termination of Agreement.

(a)Termination; General. SunTrust may terminate this Agreement, by written notice to the Company, as hereinafter specified (a) at any time if at any time prior to such time, (i) trading in the Common Stock of the Company shall have been suspended or materially limited by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum or maximum prices shall have been established on such exchange, or maximum ranges of prices have been required, by such exchange or by order of the Commission, (ii) a banking moratorium shall have been declared either by federal or New York State authorities, (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic condition, the effect of which on financial markets is such as to make it, in the judgment of SunTrust, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement or the Prospectus, or (iv) if there has been, since the date hereof or since the respective dates as of which information is given in the Registration Statement or the Prospectus, a Material Adverse Effect or (b) as provided in Section 9.

(b)Termination by the Company. Subject to Section 12(f) hereof, the Company shall have the right to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(c)Termination by SunTrust. Subject to Section 12(f) hereof, SunTrust shall have the right to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(d)Automatic Termination. Unless earlier terminated pursuant to this Section 12, this Agreement shall automatically terminate upon the issuance and sale of Placement Securities through SunTrust or other financial institutions on the terms and subject to the conditions set forth herein or in Alternative Distribution Agreements with such other institutions equal to the Maximum Amount or upon three years having elapsed since the Registration Statement became effective pursuant to Rule 462(e) under the Securities Act.

(e)Continued Force and Effect. This Agreement shall remain in full force and effect unless terminated pursuant to Sections 12(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties.

(f)Effectiveness of Termination. Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by SunTrust or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Securities, such Placement Securities shall settle in accordance with the provisions of this Agreement.

(g)Liabilities. If this Agreement is terminated pursuant to this Section 12, such termination shall be without liability of any party to any other party except as provided in Section 8 hereof, and except that, in the case of any termination of this Agreement, Section 5, Section 10, Section 11 and Section 19, hereof shall survive such termination and remain in full force and effect.

SECTION 13.    Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to SunTrust shall be directed to SunTrust at, SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road NE, Atlanta, Georgia 30326, Attention: Equity Syndicate Department, fax no. (404) 926-5995; notices to the Transaction Entities shall be directed to them at Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606, Attention: Paul Seavey, Executive Vice President, Chief Financial Officer and Treasurer (email: paul_seavey@equitylifestyle.com, facsimile: 312-279-1489), Kenneth A. Kroot, Senior Vice President, General Counsel & Secretary (email: kenneth_kroot@equitylifestyle.com, facsimile: (312-279-1653), Walter B. Jaccard, Vice President¯Legal (walter_jaccard@equitylifestyle.com, facsimile: 312-279-1675) and Carmelina Stoklosa, Vice President - Treasury (carmelina_stoklosa@equitylifestyle.com, facsimile: 312-279-1659).

SECTION 14.    Parties. This Agreement shall inure to the benefit of and be binding upon SunTrust, the Transaction Entities and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than SunTrust, the Transaction Entities and their respective successors and the controlling persons and officers, directors, employees or agents referred to in Section 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of SunTrust, the Transaction Entities and their respective successors, and said controlling persons and officers, directors, employees or affiliates and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities through or from SunTrust shall be deemed to be a successor by reason merely of such purchase.

SECTION 15.    Adjustments for Stock Splits. The parties acknowledge and agree that all stock-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Securities.

SECTION 16.    Governing Law and Time.. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 17.    Effect of Headings.. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 18.    Permitted Free Writing Prospectuses. Each of the Transaction Entities represents and warrants that it has not made, and each of the Transaction Entities agrees that unless it obtains the prior consent of SunTrust and SunTrust agrees that unless it obtains the prior written of the Company, it will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission other than the Issuer Free Writing Prospectuses, if any, identified on Exhibit F hereto. Each of the Issuer Free Writing Prospectuses, if any, identified on Exhibit F hereto and free writing prospectuses, if any, consented to by the Company and SunTrust is referred to herein as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit F hereto are Permitted Free Writing Prospectuses.

SECTION 19.    Absence of a Fiduciary Relationship. Each of the Transaction Entities acknowledges and agrees that:

(a)SunTrust is acting solely as agent and/or principal in connection with the public offering of the Securities and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship among the Transaction Entities or any of their respective affiliates, stockholders (or other equity holders), creditors or employees or any other party, on the one hand, and SunTrust, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not SunTrust has advised or is advising the Transaction Entities on other matters, and SunTrust has no obligation to the Transaction Entities with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b)the public offering price of any Securities sold pursuant to this Agreement will not be established by SunTrust;

(c)it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d)SunTrust has not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(e)it is aware that SunTrust and its respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Transaction Entities and SunTrust has no obligation to disclose such interests and transactions to the Transaction Entities by virtue of any advisory or agency relationship or otherwise; and

(f)it waives, to the fullest extent permitted by law, any claims it may have against SunTrust for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Securities under this Agreement and agrees that SunTrust shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Transaction Entities, or employees or creditors of the Transaction Entities.

SECTION 20.    Miscellaneous.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.
All references in this Agreement to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; all references in this Agreement to any Permitted Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Securities by SunTrust outside of the United States.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among SunTrust, the Operating Partnership and the Company in accordance with its terms.
Very truly yours,
EQUITY LIFESTYLE PROPERTIES, INC.
By /s/ Paul Seavey
Name: Paul Seavey
Title: Executive Vice President, Chief Financial Officer and Treasurer

MHC OPERATING LIMITED PARTNERSHIP

By: Equity Lifestyle Properties, Inc., its general partner, on behalf of the Operating Partnership
By /s/ Paul Seavey
Name: Paul Seavey
Title: Executive Vice President, Chief Financial Officer and Treasurer

CONFIRMED AND ACCEPTED, as of the date first above written:
SUNTRUST ROBINSON HUMPHREY, INC.
By John M.H. Williams, II
Name: John M.H. Williams, II
Title: Managing Director

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